U.S. LARGECAP BUFFER JULY ACCOUNT
Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2024 as amended December 16, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/PVCProspectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
On December 11, 2024, the Fund’s Board of Directors approved a change to the name of the U.S. LargeCap Buffer July Account. On May 1, 2025, the U.S. LargeCap Buffer July Account will change its name to the U.S. LargeCap S&P 500 Index Buffer July Account. On that date, delete all references to the U.S. LargeCap Buffer July Account, and replace with U.S. LargeCap S&P 500 Index Buffer July Account.
•The Fund employs a defined outcome strategy, but there is no guarantee that such outcomes for an Outcome Period, as defined below, will be achieved. You may lose some or all of your money by investing in the Fund. The Fund’s defined outcome strategy seeks to provide investors with returns (before Fund fees and expenses) based on the S&P 500 Price Return Index (the “Index”), while seeking to provide a buffer against the first 10% of Index losses (before Fund fees and expenses), over a twelve-month period beginning on July 1 and ending on June 30. The Fund has characteristics unlike many other typical investment products and may not be suitable for all investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.
•The defined outcomes may only be realized if you are holding shares on the first day of an Outcome Period and continue to hold them on the last day of that Outcome Period. If you purchase shares after an Outcome Period has begun or sell shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide. Investors purchasing shares of the Fund after the Outcome Period begins can see their expected outcomes until the end of the period by visiting the Fund’s website, https://annuity.principal.com/variableannuity/bufferaccounts. The Fund’s performance over an Outcome Period will be exposed to losses beyond the Buffer, as defined below, in the amount of the Fund’s expenses.
•The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of an Outcome Period with respect to the Fund, another will begin.
•The Fund only seeks to provide shareholders that hold shares for an entire Outcome Period with a Buffer against a pre-determined percentage of Index declines. You will bear all losses beyond that pre-determined percentage as described below. While the Fund seeks to limit losses for shareholders who hold shares for the entire Outcome Period, there is no guarantee it will successfully do so.
•The Fund’s website, https://annuity.principal.com/variableannuity/bufferaccounts, provides important information about the Fund, including, among other items, Outcome Period start and end dates, information about the Buffer, the Fund’s performance during the current Outcome Period relative to its Buffer, and potential outcomes for the Fund updated on a daily basis. If you are contemplating purchasing or selling shares of the Fund, please visit the website.
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•Investors should consider this investment only under the following circumstances: they fully understand the risks inherent in an investment in the Fund; they seek returns based on the performance of the Index, while also seeking to be buffered against the first 10% of Index losses, over an Outcome Period; they are willing to hold shares for the entirety of an Outcome Period; they are willing to accept the risk of losing their entire investment; and they have visited the Fund’s website and understand the outcomes available based on timing of purchase.
Objective
The Fund seeks to provide investors with returns (before fees and expenses) based on the S&P 500 Price Return Index (the “Index”), while seeking to provide a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Index losses, over a twelve-month period beginning on July 1 and ending on June 30.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Fund and would be higher if they did.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
Class 2
Management Fees	0.69%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.04%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.02%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%
(1)Includes 0.01% of interest expense on borrowings. The expense is not subject to the contractual expense limit.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for Class 2 shares. It is expected the expense limit will continue through the period ending April 30, 2025; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. If separate account expenses and contract-level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
U.S. LargeCap Buffer July Account - Class 2	$102	$323	$561	$1,246
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in exchange-traded funds (“ETFs”) and options that reference the S&P 500 Price Return Index (the “Index”) at the time of each purchase. The Index represents U.S. equities with risk/return characteristics of the large cap universe. As of March 31, 2024, the market capitalization range of the Index was between approximately $5.2 billion and $3.1 trillion. The Index is distinct from the S&P 500 Total Return Index in that it only tracks the performance of the stock prices of the companies included in the Index and does not include returns from dividends paid by the companies included in the Index. The Fund's strategies may result in the active and frequent trading of the Fund's portfolio securities.
The Fund’s investment advisor, Principal Global Investors, LLC (“PGI”), employs a defined outcome strategy that uses options to seek to achieve exposure to the Index while mitigating the first 10% decline in the Index (the “Buffer”) over a 12-month period beginning on the first day of each July (the “Specified Date”). The one-year period following the Specified Date is referred to as the “Outcome Period.” Subject to certain limitations described in more detail below, the Fund generally seeks to maintain net costs from its use of options approximately equal to its anticipated receipt of dividends as determined at the beginning of the Outcome Period. Intra-period cash flows are managed to target and maintain the return pattern determined at the beginning of the Outcome Period. Accordingly, changes in the amounts of dividends paid by companies underlying the Index and changes in the value of companies underlying the Index can cause performance to be lower than the performance of the Index.
At the beginning of each Outcome Period, the Fund will purchase ETFs and call options that reference the Index and a put option at-the-money for the purpose of providing downside protection. The Fund will sell (write) put options on the Index or an ETF that tracks the Index with a strike price approximately 10% lower than the closing value of the Index or an ETF that tracks the Index at the beginning of the Outcome Period. The Fund will sell (write) call options on the Index or an ETF that tracks the Index with a strike price approximately 10% higher than the closing value of the Index or an ETF that tracks the Index at the beginning of the Outcome Period. As the seller of these options, the Fund receives a premium from the buyer of the options. The Fund expects to write the call options on one or more of the ETFs owned by the Fund or the Index to the extent necessary to maintain its net costs from the purchase and sale of options approximately equal to its anticipated receipt of dividends, as determined at the beginning of the Outcome Period, but it will do so only to the extent that the written call options on each respective ETF or the Index have an aggregate notional value less than or equal to the market value of the respective ETF or the Index owned by the Fund. The Fund will generally not seek to offset the costs of call options purchased. The Fund’s returns are generally expected to appreciate to a similar extent as the Index for the first 10% of the Index gains. The prices of the call options and put options sold and purchased by the Fund, in addition to the Fund’s direct investments in underlying ETFs, will determine the Fund’s exposure to the Index during the Outcome Period. Intra-period cash flows are managed to target and maintain the return pattern determined at the beginning of the Outcome Period.
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An option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the underlying asset (or deliver cash equal to the value of an underlying index) at a specified price (the strike price). If the underlying asset declines in value, the value of a put option will generally increase (and the value of a call option will generally decrease and may end up worthless), and in the event the underlying asset appreciates in value, the value of a put option will generally decrease and may end up worthless (and the value of a call option will generally increase). Due to the cost of the options used by the Fund, the correlation of the Fund’s performance to that of the Index is expected to be less than if the Fund invested directly in the Index without using options, and could be substantially less. This means that if the Index experiences gains for an Outcome Period, the Fund may not realize gains to the same extent, as illustrated in the second hypothetical graphical illustration below.
The Fund’s strategy is to seek to protect investors from a decline of up to 10% in the performance of the Index over the Outcome Period. The Fund is not designed to protect against declines of more than 10% in the level of the Index, and there can be no guarantee that the Fund will be successful in implementing its strategy to buffer against the first 10% of Index losses. The Fund, and therefore investors, will bear all losses exceeding 10%. In addition, because the outcome is calculated before taking into account the Fund’s expenses, Fund performance over an Outcome Period will be exposed to losses beyond the Buffer in the amount of such Fund expenses. The Fund may underperform the Index due to the cost of the Buffer protection.
The Fund will invest in exchange-traded FLexible EXchange Options (“FLEX Options”), which are customized exchange-traded option contracts available through the Chicago Board Option Exchange (“Cboe”) that are guaranteed for settlement by The Options Clearing Corporation (“OCC”). FLEX Options provide investors with the ability to customize exercise prices, exercise styles, and expiration dates. All FLEX Options in the Fund are European-style options (i.e., they can only be exercised at the expiration date of the option) based on the Index or an ETF that tracks the Index and have an expiration date that is the last day of the Outcome Period.
The hypothetical graphical illustrations provided below are designed to illustrate the hypothetical outcomes of the Buffer strategy based upon hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. The illustrations assume that the Fund will write call options with an aggregate notional amount equal to 50% of the market value of the ETFs and purchased call options. There is no guarantee that the Fund will be successful in its attempt to provide such outcomes for an Outcome Period, and the actual aggregate notional amount of written call options could be significantly different depending upon changes in the amounts of dividends paid by companies underlying the Index, changes in the value of companies underlying the index, and the relative prices of the options used by the Fund. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.
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160
140
120
100
80
60
40
Portfolio Value at Expiration (100 at Inception)
40
60
80
100
120
140
160
SPX Index Value at Expiration (100 at inception)
Strategy
SPX at Expiry

S&P 500 Price Return
Hypothetical Strategy Return Gross of Fees
Negative Returns
Flat Returns
Positive Returns
More Positive Returns
-25%
-15.0%
-10%
0.0%
0%
0.0%
5%
5.0%
10%
10.0%
15%
12.5%
30%
20.0%

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The Buffer is designed to have its full effect only for investors who continually hold Fund shares for an entire Outcome Period. The Fund is designed to seek to achieve the results described above for investments made on the first day of the Outcome Period and held until the last day of the Outcome Period. Investments made on any other day may differ significantly, positively or negatively, from the results described above.
The Fund’s operations are intended to be continuous. It will not terminate and distribute its assets at the conclusion of each Outcome Period. On the Specified Date, another Outcome Period will commence, and the Fund will invest in a new set of FLEX Options.
The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of March 31, 2024, the Index was not concentrated in any industry.
The Fund’s website, https://annuity.principal.com/variableannuity/bufferaccounts, provides important Fund information on a daily basis, including information about the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
Note:    “Standard & Poor's 500®” and “S&P 500®” are trademarks of S&P Global and have been licensed by PGI. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global, and S&P Global makes no representation regarding the advisability of investing in the Fund.
Principal Risks
The Fund has characteristics unlike many other traditional investment products and is not appropriate for all investors. In particular, investment in the Fund may not be appropriate for investors who do not intend to maintain their investment through the entire Outcome Period. There is no guarantee that the Fund will be able to achieve the stated Defined Outcome.
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index decreases over the Outcome Period by 10% or less. A shareholder may lose his or her entire investment. The Fund’s strategy seeks to deliver returns that match the Index (but will be less than the Index due to the cost of the options used by the Fund), while limiting downside losses, if shares are bought on the day on which the Fund enters into the options and held until those options expire at the end of each Outcome Period. Intra-period cash flows are managed to target and maintain the return pattern determined at the beginning of the Outcome Period. Accordingly, changes in the amounts of dividends paid by companies underlying the Index and changes in the value of companies underlying the Index can cause performance to be lower than the performance of the Index. Further, in the event an investor purchases shares after the date on which the options were entered into or sells shares prior to the expiration of the options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
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Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
Exchange-Traded Funds Risk.  When the Fund invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
FLEX Options Risk.  The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. If the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could incur significant losses. Additionally, FLEX Options may be illiquid if trading in the FLEX Options is limited or absent, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices, decreasing the value of the FLEX Options. There is no guarantee that a liquid secondary trading market will exist for FLEX Options, and a less liquid trading market may adversely impact the value of FLEX Options. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). In addition, based upon language in legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset for diversification purposes. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
High Portfolio Turnover Risk. High portfolio turnover (more than 100%) caused by active and frequent trading of portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance, and increased brokerage costs.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (or ETF)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Outcome Period Risk.  The Fund’s strategy seeks to match the performance of the Index, before the deduction of Fund expenses, and subject to the Buffer amount, only if an investor holds Fund shares on the first day of the Outcome Period and continues holding his or her shares until the last day of the Outcome Period. If you redeem your shares before the end of the Outcome Period, you may experience investment returns very different from those that the Fund seeks to provide, including potentially a loss of some or all of your investment. In particular, you will receive no protection against losses from the Buffer amount if you redeem before the last day of the Outcome Period, and you might lose some or all of your investment.
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Passive Strategy Risk. A portion of the Fund seeks to match the performance of a specified index. However, the correlation between the performance of this portion of the Fund and index performance may be affected by many factors, such as Fund expenses, the timing of cash flows into and out of the Fund, changes in securities markets, and changes in the composition of the index.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption. Further, the Fund’s strategy may be sensitive to large purchases and redemptions occurring near the Outcome Period end date and/or large redemptions in each quarter following the Outcome Period end date, which may affect the Fund’s ability to achieve its defined outcome strategy.
Short Sales Risk. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Tracking Error Risk.  The Fund may be subject to tracking error, which is the divergence of the Fund’s performance (without regard to the Buffer amount) from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, the Fund’s expenses, changes in the composition of the index, transaction costs incurred by the Fund (such as brokerage commissions in executing transactions), the Fund’s holding of uninvested cash, and the timing of purchases and redemptions of Fund shares.
Volatility Mitigation Risk. Volatility mitigation strategies may increase the Fund’s transaction costs, which could increase losses or reduce gains. These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance. Performance figures for the Fund do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Fund would be lower if such expenses were included.
Life of Fund returns are measured from the date the Fund’s shares were first sold (June 29, 2022).
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Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2023	8.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 2023	(2.22)%
Average Annual Total Returns
For the periods ended December 31, 2023

	1 Year	Life of Fund
U.S. LargeCap Buffer July Account - Class 2	18.23%	13.19%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.29%	17.79%
S&P 500 Price Return Index (reflects no deduction for fees, expenses, or taxes)	24.23%	15.83%
Effective May 1, 2024, the Fund changed its primary broad-based index to the S&P 500 Index in order to meet the revised definition of “broad-based securities market index.” The S&P 500 Price Return Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Tyler O'Donnell (since 2023), Portfolio Manager
•Aaron J. Siebel (since 2022), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Fund.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy, or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.
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